UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Repro Med Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Repro Med Systems, Inc.

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

Notice of Annual Meeting of Shareholders

To Be Held April 22, 2020

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Repro Med Systems, Inc. (the “Company”) will be held on April 22, 2020 at 9:00 a.m. Eastern Standard Time at the Meet In Place located at 675 Third Avenue, New York, New York, 10017, to vote on the following matters:

1.	Election of directors
2.	Approval, on an advisory basis, of the compensation of the Company’s executive officers
3.	Ratification of the appointment of independent registered public accountants for the 2020 fiscal year
4.	Transaction of any other business that may properly come before the meeting

All shareholders are invited to attend the Annual Meeting. Only those shareholders of record at the close of business on March 3, 2020 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the Annual Meeting and during normal business hours at the Company’s corporate headquarters during the 10-day period immediately prior to the date of the Annual Meeting.  Officers of the Company will be present at the Annual Meeting and available to respond to questions from shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 22, 2020: This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is available at http://www.cstproxy.com/KORUMEDICAL/2020.

We have mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached proxy statement and our 2019 Annual Report on Form 10-K via the Internet and how to vote online or by mobile device. The Notice of Internet Availability of Proxy Materials and the proxy statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2019 Annual Report on Form 10-K will be sent to you along with the proxy statement.

The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our shareholders beginning on or about March 13, 2020.

YOUR VOTE IS IMPORTANT.  To vote your shares, you can (i) use the Internet or mobile device, as described in the Notice of Internet Availability of Proxy Materials and on your proxy card; or (ii) complete, sign and date your proxy card and return your proxy card by mail.  Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they wish.

By order of the Board of Directors,

/s/ Karen Fisher

Chief Financial Officer, Treasurer and Corporate Secretary

Repro Med Systems, Inc.

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Repro Med Systems, Inc. d/b/a KORU Medical Systems (the “Company” or “KORU” and, as the context requires, “we”, “us” or “our”) to be used at the Company’s 2020 Annual Meeting of Shareholders to be held on April 22, 2020 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any postponements or adjournments thereof.  All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters specified in the accompanying Notice of Annual Meeting of Shareholders and each of the director nominees specified herein. Any proxy may be revoked by a shareholder before its exercise by delivery of written revocation or a subsequently dated proxy to our Corporate Secretary by the close of business on April 21, 2020 or by voting in person at the Annual Meeting or by voting again by internet or mobile device.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about March 13, 2020, we mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our 2019 Annual Report on Form 10-K via the Internet and how to vote online or by mobile device. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is available at http://www.cstproxy.com/KORUMEDICAL/2020. As a result, you will not receive a paper copy of the proxy materials unless you request one. All shareholders are able to access the proxy materials on the website referred to in the Notice and in this proxy statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the record date?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 3, 2020. The record date is established by the Board of Directors as required by New York law. On the record date, 39,686,746 shares of the Company’s common stock, par value $0.01 per share (“common shares” or “common stock”) were issued and outstanding.

Who is entitled to vote?

All record holders of common shares as of the close of business on March 3, 2020 are entitled to vote.  As of the record date, there were 39,686,746 shares of common stock issued and outstanding.

What are the voting rights of shareholders?

Each holder of common shares is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Neither the Company’s Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), nor our Amended and Restated By-laws allow for cumulative voting rights.

What constitutes a quorum for the Annual Meeting?

A majority of the outstanding shares of common stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum is present.

How do I vote my common shares?

KORU offers registered shareholders two ways to vote, other than by attending the Annual Meeting and voting in person:

•	By Internet or mobile device, following the instructions on the Notice or the proxy card; or

•	By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope.

How do I attend the Annual Meeting? What do I need to bring?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned common shares as of March 3, 2020, the record date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, (ii) the admission ticket attached to your proxy card (if you received your proxy  materials  by  mail),  or any other proof of ownership (such as a brokerage or bank statement) reflecting your KORU holdings as of March 3, 2020. All attendees must also bring valid photo identification. Shareholders who do not bring this documentation will not be admitted to the Annual Meeting.

Can I vote my common shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your common shares at the Annual Meeting by completing a ballot at the meeting.  However, if your common shares are held in “street name,” you may vote your common shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the common shares. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your common shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, you are considered the shareholder of record with respect to those common shares. The Notice and proxy card have been sent directly to you by the Company.

If your common shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these common shares, and your common shares are held in “street name.” The Notice and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those common shares, the shareholder of record.

How do I vote shares that are held by my broker?

If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that your broker or nominee provides to you. Most brokers offer voting by mail and the Internet.

What if I do not specify how I want my common shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy over the Internet or mobile device) how you want to vote your common shares, your common shares will be voted FOR each of the directors nominated in Proposal 1, and FOR each of the proposals set forth in Proposals 2 and 3.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders. If that happens, the banks and brokers who are registered with the New York Stock Exchange (NYSE) may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the Company’s independent registered public accounting firm. On “non-routine” matters nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.” The items being considered at the Annual Meeting, except for the ratification of the appointment of the Company’s independent registered public accounting firm, are considered “non-routine” matters.  Therefore, it is important that you provide voting instructions to your broker as to how you want your shares voted on the proposals being submitted at the Annual Meeting.

How do I find out the voting results?

Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission following the Annual Meeting.

What are my choices when voting?

Shareholders may vote “for,” “against” or abstain from voting with respect to each of Proposals 2 and 3 described in the Notice and this Proxy Statement.  Shareholders may vote “for” or “against” all or some of the nominees, or vote “withhold” with respect to one or more of the nominees with respect to Proposal 1 (Election of Directors).

What are the recommendations of the Board of Directors on how I should vote my common shares?

The Board of Directors recommends that you vote your common shares FOR each of the director nominees in Proposal 1 and FOR each of Proposals 2 and 3.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your common shares at the meeting to revoke your proxy. If your common shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your common shares at the meeting.

•	Completing and submitting a new valid proxy bearing a later date by Internet, mobile device or mail before 11:59 pm on April 21, 2020.

•	Giving written notice of revocation to the Company addressed to Corporate Secretary, at the Company’s address above, which notice must be received before the close of business on April 21, 2020.

What percentage of the vote is required to elect the nominees to the Board of Directors?

To be elected as a director (Proposal 1), each director nominee must receive a plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election of directors. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate.  Each director nominee has expressed his intention to serve the entire term for which election is sought.  Broker non-votes and votes “withheld” will have no impact on the outcome of Proposal 1.

What percentage of the vote is required to approve the advisory vote regarding executive compensation?

The affirmative vote of a majority of the votes cast for or against at the Annual Meeting by the shareholders entitled to vote thereon is required to approve, by advisory vote, the Company’s executive compensation described in this proxy statement (Proposal 2).  This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 2.

What percentage of the vote is required to ratify the appointment of independent registered accountants?

The affirmative vote of a majority of the votes cast in favor of or against such action at the Annual Meeting by the shareholders entitled to vote thereon is required to ratify the appointment of the independent registered accountants (Proposal 3). This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 3.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile or e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with common shares registered in their names, will be requested to forward solicitation materials to the beneficial owners of common shares.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

What does it mean to vote by proxy?

It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares “FOR” each of the director nominees and FOR Proposals 2 and 3.

What is “householding” and how does it affect me?

KORU has adopted “householding,” a procedure under which shareholders of record who have the same address and last name will receive a single Notice of Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.

If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, or if you wish to receive separate copies of future notices, special reports and proxy materials, please contact Continental Transfer & Trust Company at 1 State Street 30th floor, New York, NY 10004, phone (212) 509-4000. The transfer agent will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Continental Transfer & Trust Company at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, however, please contact your broker, bank, or other nominee to request information about householding.

Are there rights of dissent or appraisal for the proposals submitted at the Annual Meeting?

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a shareholder to dissent and obtain the appraisal of or payment for such shareholder’s shares.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of seven directors. The Board of Directors has nominated seven directors for election by the shareholders at the Annual Meeting (the “Director Nominees”) to serve until the 2021 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified. Shareholders will be unable to vote their proxies for more than seven persons.

Director Nominees

The following table sets forth the name, age and positions of each Director Nominee, each of whom is currently serving on our Board of Directors:

Name	Age	Position / Held Since

R. John Fletcher	74	Chairman of the Board (since September 2019) Director (since May 2019)

David W. Anderson	67	Director (since February 2016)

Joseph M. Manko, Jr.	54	Director (since February 2016)

Daniel S. Goldberger	61	Director (since April 2018)

Robert T. Allen	64	Director (since December 2018)

James M. Beck	72	Director (since December 2018)

Kathy S. Frommer	61	Director (since April 2019)

All directors hold office until the next annual meeting of shareholders or until their successors are elected.

Mr. Fletcher brings more than 35 years of healthcare and medical device experience to KORU.  He currently serves as CEO and Managing Director of Fletcher Spaght Inc., a strategy consulting and venture capital firm which he founded in 1983.  Mr. Fletcher joined the Board of Directors of publicly-traded medical device company Spectranetics Corporation in 2002 and served as Chairman of the Board from 2010-2017.   Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work at Spectranetics.  Mr. Fletcher currently serves on the Board of Directors of Axcelis Corporation, MRI Interventions, Inc and is Chairman of Metabolon, Inc.  He is Chairman Emeritus of the Corporate Collaboration Council at the Thayer School of Engineering/Tuck School of Business at Dartmouth College and serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT.  Mr. Fletcher received his MBA from Southern Illinois University and a BBA in Marketing from George Washington University.

Mr. Anderson has been in the medical (device) industry for over 23 years and since 2017 has served as the Chief Executive Officer for Brain Temp, Inc.  Previously, he held the role of Chief Executive Officer for Orteq Sports Medicine from 2014 to 2017 and Gentis, Inc. from 2004 through 2014.  He also serves on the board for ACell Inc., (Regenerative Medicine for Woundcare), as well as serves on several advisory committees.  Mr. Anderson received a B.S. in Chemical Engineering from Cornell University and attended University of Minnesota for Graduate Studies in Microbiology.

Mr. Manko has been the Senior Principal in Horton Capital Management LLC, the investment manager for the Horton Capital Partners Fund, LP (“Horton Fund”) since 2013.  The Horton Fund is a significant shareholder in the Company. Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets.  From 2005 to 2010 Mr. Manko was a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies.  Prior to that Mr. Manko was a Managing Director with Deutsche Bank in London.  He began his investment banking career at Merrill Lynch as a Vice President in Hong Kong and prior to that, Mr. Manko was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Manko has served on the board of several companies in the bio-pharmaceutical industry and has advised numerous companies in the pharmaceutical, biotech and medtech industries and currently serves as a director of Safeguard Scientifics, Inc., Wireless Telecom Group, Inc., and Creative Realities, Inc. Mr. Manko earned both his B.A. and Juris Doctor from the University of Pennsylvania.

Mr. Goldberger has over 35 years of experience within the biotech, medical technology, and high tech industries.  His areas of expertise include mergers and acquisitions, capital formation, intellectual property, product development, supply chain, business analytics, and turnarounds.  He has been a Director of KORU since April 2018.  Since October 2019, Mr. Goldberger has been the Chief Executive Officer of electroCore Inc, a public company commercializing vagus nerve stimulation therapies.  From October 2017 to January 2019, Mr. Goldberger served as Chief Executive Officer of Milestone Medical, Inc.  Prior to this he served as the Chief Executive Officer of Xtant Medical Holdings, Inc. from August 2013 to January 2017. He also served as the Chief Executive Officer of Sound Surgical Technologies LLC from April 2007 to February 2013. Mr. Goldberger served on the boards of Xtant Medical Holdings, Inc., Sound Surgical, Xcorporeal and Glucon. He currently serves as an advisor to investment funds Meridian Capital and Wellfleet Capital. Mr. Goldberger earned his B.S. in Mechanical Engineering from M.I.T, his M.S. in Mechanical Engineering from Stanford University and attended the Stanford Directors College.

Mr. Allen is a certified public accountant and seasoned executive with 38 years of operating and financial experience focused on the healthcare services sector. He is currently a principal at RLA Advisors, which provides advisory services to leadership teams in rapidly expanding organizations and turnaround situations.  Mr. Allen most recently served as President of Coram/CVS Infusion Services, from 2013 to 2014. Prior to serving as President, he held positions of COO and CFO at Coram between 2006 and 2013. Prior to Coram, Mr. Allen held leadership roles at Titan Health Corporation and American Medical Response. Mr. Allen also currently sits on the board of Oceans Healthcare, an operator of hospitals in the Southeast.

Mr. Beck has more than 30 years of healthcare services and distribution general management experience. Mr. Beck most recently served as Executive Chairman of Medical Specialties Distributors (MSD), a leading service solution provider serving the home infusion, home medical equipment, and oncology markets, from 2016 to 2018 and a director from 2007 to 2018. He previously served as President and Chief Executive Officer of MSD from 2007 to 2016. Prior to joining MSD, Mr. Beck held various executive and management positions with leading healthcare companies such as American Hospital Supply/Baxter Healthcare, AMSCO International, Spectrum Healthcare, and SHPS Health Management Solutions.

Mrs. Frommer has been an experienced founder and executive in the information technology sector for over 30 years. She served as Chief Executive Officer and co-founder of CRS Retail Systems (“CRS”) from 1989 to 2005. CRS was one of the largest providers of software for specialty store retailers in the United States. Mrs. Frommer successfully guided the company through extensive growth, multiple acquisitions, and major technology initiatives, as well as through a successful partnership with private equity firm Accel-KKR, and an acquisition by publicly traded Epicor Software. Prior to CRS, Kathy worked as a Systems Engineer with various technology companies. Kathy currently serves on the Board of the SUNY Orange College Foundation and Bethel Woods Center For The Arts.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, as amended (“Exchange Act”), which requires that we provide shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.  At the Company’s 2019 Annual Meeting of Shareholders, 95% of the votes cast were in favor of the Board of Directors’ recommendation to hold an advisory vote on executive compensation every year. The Board of Directors and the Nomination and Governance Committee (then, our compensation committee) reviewed these results and determined that the Company’s shareholders should hold an advisory vote on executive compensation every year. Accordingly, a say-on-pay vote is being taken at the 2020 Annual Meeting.

Our general compensation philosophy is that we believe that the most effective compensation program is one that is designed to reward all of our employees, including but not limited to, our named executive officers, for the achievement of our short-term and long-term strategic goals using a pay for performance system that ultimately drives toward the achievement of increased total shareholder return. Through this strategy, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our named executive officers’ total compensation is comprised of a mix of base salary, performance-based cash bonus, long-term incentive compensation, retirement and other benefits intended to fulfill these objectives.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure.”

We strongly encourage shareholders to read “Executive Compensation” in this proxy statement, including the tabular and narrative disclosure regarding executive compensation, for additional details.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will review and consider the voting results in future decisions regarding executive compensation.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED “FOR” THIS PROPOSAL.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019 was the firm of McGrail Merkel Quinn & Associates, P.C. (“McGrail Merkel”).  The Audit Committee has reappointed and recommends McGrail Merkel as our independent registered public accountants for the fiscal year ending December 31, 2020. McGrail Merkel has served as our independent registered public accountants since October 31, 2014 and, most recently, completed the audit of our financial statements for the fiscal year ended December 31, 2019.

One or more representatives of McGrail Merkel are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions from shareholders.

Audit Fee

The following table shows the aggregate fees billed for professional services rendered by McGrail Merkel for the fiscal years ended December 31, 2019 and December 31, 2018:

Fees Category	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees	$42,500	$42,500
All Other Fees	$ 1,800	—

Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2019, respectively.  All Other Fees were for professional services rendered for the review of our Form S-1 Registration Statement filed on February 1, 2019.

The Audit Committee of the Board of Directors is responsible for the appointment, compensation, and oversight of the work of the independent auditors and has approved in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee has reviewed each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the Audit Fees shown above were pre-approved by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE

COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of February 28, 2020, the number of shares of common stock beneficially owned by each person owning more than 5% of the outstanding shares, by each named executive officer, director and director nominee, and by all executive officers and directors as a group. Except as otherwise noted, the address of each person is c/o Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY, 10918.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage ownership is based on 39,686,746 shares of common stock outstanding at February 28, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, except as indicated by the footnotes below, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 28, 2020, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We did not deem outstanding shares of common stock issuable as directors’ fees or pursuant to employment contracts within 60 days after February 28, 2020, as the number of shares is not able to be calculated at this time. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name of Principal Shareholders and Identity of Group	Shares Beneficially Owned	Percent of Class	Notes:

Joseph M. Manko, Jr.	12,176,013	31%	(1)
Kathy S. Frommer	1,712,184	4%	(2)
Karen Fisher	600,000	2%	—
Daniel S. Goldberger	320,879	*	—
Manuel A. Marques	351,510	*	—
Donald B. Pettigrew	250,000	*	—
James M. Beck	66,738	*	—
David W. Anderson	35,104	*	—
R. John Fletcher	21,813	*	—
Robert T. Allen	19,171	*	—
All Directors and Executive Officers as a Group	15,553,412	39%	—

Horton Capital Management, LLC	12,176,013	31%	(1)
First Light Asset Management, LLC	7,225,311	18%	(3)
* Less than 1%

__________

(1)

Based upon a Schedule 13D/A filed with the SEC on January 29, 2020 and other information provided to us by HCM, each of Mr. Manko and Horton Capital Management, LLC, a Delaware limited liability company (“HCM”), may be deemed to beneficially own 12,176,013 shares of common stock, including 7,367,381 shares of common stock held by Horton Capital Partners Fund, LP, a Delaware limited partnership (“HCPF”), 3,283,593 shares of common stock held by Horton Freedom, LP, a Delaware limited partnership (“HFF”).   Pursuant to investment management agreements, HCM maintains investment and voting power with respect to shares of common stock held by HCPF and HFF.  Despite the delegation of investment and voting power to HCM, Horton Capital Partners LLC, a Delaware limited liability company (“HCP”), may be also deemed to be the beneficial owner of shares of common stock held by HCPF and HFF because HCP has the right to acquire investment and voting power through termination of investment management agreements with HCM.  In addition, HCM acts as an investment adviser to certain managed accounts.  Under investment management agreements with managed account clients, HCM has investment and voting power with respect to 1,525,039 shares of common stock of the Company held in such managed accounts. HCP is the general partner of HCPF and HFF.  Mr. Manko, a director of the Company, is the managing member of both HCM and HCP.  The address of Mr. Manko, HCM, HCP, HCPF and HFF is 1717 Arch Street, 39th Floor, Philadelphia, PA 19103.

(2)	Includes 1,008,000 shares of common stock held by a family member over which Ms. Frommer has voting and dispositive power pursuant to a power of attorney.

(3)

Based upon a Schedule 13G/A filed on February 14, 2020 with the Securities and Exchange Commission and additional information provided to us by First Light Asset Management, LLC, a Delaware limited liability company (the “Manager”), First Light Focus Fund, LP, a Delaware limited partnership (the “Fund”), is the direct holder of 7,225,311 shares. First Light Focus Fund GP, LLC, a Delaware limited liability company (the “General Partner”), may be deemed to be a beneficial owner of these shares because it is the sole general partner of the Fund. The Manager may be deemed to be a beneficial owner of these shares because it acts as investment adviser to the Fund. Mathew P. Arens may also be deemed to be the beneficial owner of these shares because he controls the Manager in his position as the managing member and majority owner of the Manager. The Manager is an investment adviser registered under Section 203 of the Investment Adviser Act of 1940. Each of the Fund, the General Partner, the Manager and Mr. Arens has shared voting and investment power with respect to, and may be deemed to be the beneficial owner of 7,225,311 shares of the Company.  Mr. Arens also directly holds 33,596 shares in an individual capacity with sole control and 76,371 shares held in a joint spousal account over which he shares control. The address of the Manager, the Fund, the General Partner and Mr. Arens is 3300 Edinborough Way #201, Edina, MN 55435.

BOARD STRUCTURE AND GOVERNANCE

Board Committees and Meetings

Our Board of Directors has an Audit Committee, a Nomination and Governance Committee and a Compensation Committee.

Audit Committee. The Audit Committee was established by our Board of Directors on May 11, 2016. The Audit Committee recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The Audit Committee is currently comprised of Messrs. Anderson (chair), Allen and Fletcher and Ms. Frommer.  Each member of this committee is “independent” within the meaning of applicable SEC rules and standards of the Nasdaq Stock Market (the “Nasdaq”). The Board of Directors has designated Mr. Anderson as the audit committee financial expert, as currently defined under the SEC rules.

The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Audit Committee held four meetings in connection with meetings of the full Board during the fiscal year ended December 31, 2019.

Nomination and Governance Committee.  The Nomination and Governance Committee is responsible for:

•	Developing and maintaining board rules of governance

•	Setting board term limits

•	Developing a schedule for board membership to maintain consistency & overlap

•	Nominating new board members to replace those terming out

This committee currently consists of Messrs. Manko (chair), Allen and Fletcher.  Each member of this committee is “independent” within the meaning of applicable SEC rules and the standards of the Nasdaq.

The Nomination and Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Nomination and Governance Committee effectively operated as the “compensation committee” of the Board of Directors, until February 20, 2019 when a separate Compensation Committee was established.

Prior to February 20, 2019, the Nomination and Governance Committee reviewed and recommended to our Board of Directors the compensation and benefits for all of our executive officers and reviewed management’s policies relating to compensation and benefits for our employees. The Committee annually reviewed the performance of our Chief Executive Officer.

The Nomination and Governance Committee held five meetings during the fiscal year ended December 31, 2019.

Compensation Committee.   The Compensation Committee was established by our Board of Directors as a separate Board committee on February 20, 2019.  The Compensation Committee reviews and recommends to our Board of Directors the compensation and benefits for our Chief Executive Officer, administers our 2015 Stock Option Plan and makes recommendations to the Board with respect thereto, and may review management’s policies relating to compensation and benefits for our employees. The Compensation Committee reviews and makes recommendations to the Board regarding any employment agreement, severance agreement, change in control agreement or provision, separation agreement or deferred compensation arrangement that is to be entered into with the Chief Executive Officer or any other executive officer. Our Chief Executive Officer reviews the performance of each other executive officer on an annual basis. The conclusions and recommendations based on these reviews, including with respect to salary adjustments, annual bonus award amounts and options awards, are reviewed by the Committee and subject to Board approval.

The Committee will annually review and make recommendations to the Board regarding the compensation paid to the Company’s directors. Such review will include any fees paid for attendance at meetings of the Board and any of its committees and grants of stock options or stock.

This committee currently consists of Messrs. Beck (chair), Manko and Frommer.  Each member of this committee is “independent” within the meaning of applicable SEC rules and the standards of the Nasdaq.

The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Compensation Committee held twelve meetings during the fiscal year ended December 31, 2019.

Board of Directors. The Board of Directors held five regular meetings and four special meetings during the fiscal year ended December 31, 2019.

Meeting Attendance.  During the fiscal year ended December 31, 2019, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any, during the period for which such person served as a director. All members of the Board of Directors at the time attended the 2019 Annual Meeting.

Corporate Governance

The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Code of Ethics

The Company has a Code of Ethics applicable to all employees, including the principal executive officer, principal financial officer, principal accounting officer or controller. The Code of Ethics is available on the Company’s website at www.korumedical.com/about/code_of_ethics.pdf.  The Company intends to disclose future amendments to certain provisions of the Code of Ethics, and waivers of the Code of Ethics granted to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, if any, on the website at www.korumedical.com within four business days following the date of any amendment or waiver.  A printed copy will be sent, without charge, to any shareholder who requests it by writing to the Chief Financial Officer of Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY 10918.

Board Leadership Structure and Risk Oversight

Our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs and circumstances and the Board’s assessment of the Company’s leadership from time to time. Our Amended and Restated By-laws (our “Bylaws”) provide that, in the event the roles of Chairman of the Board and Chief Executive Officer are filled by the same individual, or if the Chairman is not considered by the Board to be an independent director, the independent directors will elect one of their number to serve as Lead Director.  The Lead Director, if any, will chair meetings of independent directors, will facilitate communications between other members of the Board and the Chief Executive Officer and the Chairman, and will assume other duties which the independent directors as a whole may designate from time to time.

Our Bylaws provide that the primary officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer and a Treasurer, each of whom shall be appointed by the Board of Directors and have such powers and duties as provided in the Bylaws or as the Board otherwise deems appropriate.  Any two offices or more may be held by one person.   Our Bylaws further provide that the Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders, when present, and perform other such duties as the Board may designate and that in the absence or inability to act of the Chief Executive Officer, the Chairman of the Board shall perform the duties and may exercise the powers of the Chief Executive Officer.

The Board of Directors believes the current separation of the Chairman of the Board and Chief Executive roles is appropriate at this time, including because it enables the Chief Executive Officer to focus on strategic leadership, execution and day-to-day management of our business, while the Chairman focuses on board-level leadership and facilitating the board’s ability to be a strategic partner with management and provide oversight and monitoring. The Board of Directors will continue to review the board’s leadership structure.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s tolerance for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach. The Audit Committee assists our Board in its general oversight of, among other things, the Company’s policies, guidelines and related practices regarding risk assessment and risk management. As part of this endeavor, the Audit Committee is charged with reviewing and assessing the Company’s major financial, legal, regulatory and similar risk exposures and the steps that management has taken to monitor and control such exposures.

Director Independence

The Board of Directors has affirmatively determined that all of its current directors and director nominees are “independent” in accordance with the rules of the Nasdaq.

Director Nominations

The Company has a standing Nomination and Governance Committee.   In making its recommendations of director candidates to the Board of Directors, the Nomination and Governance Committee will consider, at a minimum, a candidate’s qualification as “independent” under the standards applicable to the Board of Directors and each of its committees, as well as a candidate’s depth of experience, availability and potential contributions to the Board of Directors. With respect to incumbent members of the Board of Directors, the Committee will also consider the performance of each incumbent director. Candidates may come to the attention of the Nomination and Governance Committee from current directors, shareholders, officers or other sources, and the committee shall review all candidates in the same manner regardless of the source of the recommendation.

In addition to those candidates identified through its own internal processes, the Nomination and Governance Committee will consider nominees recommended by shareholders who submit their recommendations in accordance with the notice, information and consent requirements set forth in our Bylaws.

Communications from Shareholders

Shareholders may communicate with the entire board of directors or individual directors by sending an email to directors@korumedical.com.  Each communication should specify the applicable director or directors to be contacted, as well as the general topic of the communication.  We will initially receive and process communications before forwarding them to the director(s).  We generally will not forward to the directors a communication that we determine to be primarily commercial in nature or related to an improper topic, or that requests general information about the Company.

DIRECTOR COMPENSATION

The following table provides compensation information for the fiscal year ended December 31, 2019 for each member of our Board of Directors who served during that year, except Daniel Goldberger, whose compensation for service as director is presented under “Executive Compensation - Summary Compensation Table” below:

2019 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Robert T. Allen	25,000	25,000	—	50,000
David W. Anderson	28,256	28,256	—	56.512
James M. Beck	29,306	28,750	—	58,056
R. John Fletcher	16,279	28,779	—	45,058
Kathy S. Frommer	17,238	17,238	—	34,476
Joseph M. Manko, Jr. (1)	29,306	28,750	—	58,056

__________

(1)	The stock awards were issued to Horton Capital Partners Fund L.P., an affiliate of Mr. Manko.

Each non-employee director is eligible to receive of $50,000 annually (effective January 1, 2019) plus $10,000 for chairing a Board committee (effective February 20, 2019), all to be paid quarterly half in cash and half in common stock and pro-rated for partial service.  The Chairman of the Board is eligible to receive an additional $50,000 annually (effective October 1, 2019), all to be paid in common stock.  All of our directors were eligible to receive non-employee director compensation during our 2019 fiscal year except Mr. Goldberger who became eligible on October 1, 2019 when he resigned as Executive Chairman. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors (if any), are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings.

EXECUTIVE COMPENSATION

The summary compensation table below summarizes information concerning compensation for the fiscal years ended 2019 and 2018 of the individuals who currently serve as our President and Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, as well as our Former Executive Chairman. We refer to these individuals as our “named executive officers.”

Summary Compensation Table

Name and Position	Year	Salary $	Bonus $	Option Awards $	Nonequity Incentive Plan Compensation $(5)	All Other Compensation $	Total $

Donald B. Pettigrew, President and Chief Executive Officer (1)	2019	357,083	—	1,162,561	262,440	18,101	1,800,185
	2018	106,041	—	679,131	51,167	—	836,339

Karen Fisher, Chief Financial Officer (2)	2019	250,000	—	552,987	94,725	—	897,712
	2018	208,000	—	—	65,000	—	273,000

Manuel Marques, Chief Operating Officer (3)	2019	230,000	—	331,792	83,525	—	645,317

Daniel S. Goldberger, Former Chief Executive Officer and Executive Chairman(4)	2019	110,462	270,000	—	45,000	12,500	437,962
	2018	77,769	75,000	562,546	—	11,686	727,001

__________

(1)

Mr. Pettigrew entered into an employment agreement to serve as the Company’s Chief Commercial Officer on September 4, 2018. Pursuant to this agreement, Mr. Pettigrew receives an annual base salary, which was $325,000 until February 2, 2019, at which time it he was appointed as President and Chief Executive Officer and his base salary was increased to $360,000.  Pursuant to the employment agreement, Mr. Pettigrew is eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 50% of annual base salary based on achievement of objectives set by us as part of the annual budget process, payable by March 15 of the following year.  The Compensation Committee determined that Mr. Pettigrew’s 2019 bonus target would be equivalent to 60% of annual base salary.

Under the agreement, pursuant to the Company’s 2015 Stock Option Plan, as amended, Mr. Pettigrew received non-qualified stock options to purchase up to 1,000,000 shares of common stock at a per share exercise price of $1.23 subject to vesting as follows: 25% on September 4, 2019  and 12.5% every six months thereafter until fully vested.  Under the agreement, Mr. Pettigrew is also entitled to reimbursement for commuting expenses to and from the corporate offices until September 4, 2019 unless extended by the Company, and is included in all other compensation.  The Company has extended such reimbursement indefinitely, subject to the Company’s right to cease reimbursement at any time.  Upon termination of Mr. Pettigrew’s employment by us without Cause or for Good Reason (as defined in the agreement), subject to his execution of a customary general release of claims in favor of the Company and its affiliates, Mr. Pettigrew will be entitled to receive an amount equal to 12 months of his then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date. Mr. Pettigrew will further be entitled to payment of his annual bonus, if earned. For the same 12-month period after the termination date, we will also pay premiums for Mr. Pettigrew’s health insurance as currently enrolled on the termination date.

(2)

Ms. Fisher entered into an employment agreement with us on January 15, 2015, which was amended and restated effective January 1, 2020. Pursuant to the employment agreement, Ms. Fisher is eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 30% of annual base salary based on achievement of objectives set by us as part of the annual budget process, payable by March 15 of the following year.  Effective January 1, 2019, Ms. Fisher’s annual base salary is $250,000.  Pursuant to the original agreement and our 2015 Stock Option Plan, as amended, Ms. Fisher was awarded incentive stock options to purchase up to 500,000 shares of our common stock at $0.38 per share, all of which have vested.  Upon termination of Ms. Fisher’s employment by us without Cause or for Good Reason (as defined in the agreement), subject to her execution of a customary general release of claims in favor of us the Company and its affiliates, Ms. Fisher will be entitled to receive an amount equal to 12 months of her then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date. Ms. Fisher will further be entitled to payment of her annual bonus, if earned. For the same 12-month period after the termination date, we will also pay premiums for Ms. Fisher’s health insurance as currently enrolled on the termination date.

(3)

Mr. Marques entered into an employment agreement with us on October 10, 2017 for the position of Vice President of Operations and Engineering and subsequently on December 5, 2018 was promoted to Chief Operating Officer.  Pursuant to the agreement, Mr. Marques receives an annual base salary and is eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 30% of the annual base salary based on the achievement of objectives set by us as part of the annual budget process.  Mr. Marques’ current base salary is $230,000.  Pursuant to this agreement and our 2015 Stock Option Plan, as amended, Mr. Marques was awarded incentive stock options to purchase up to 250,000 shares of our common stock vesting quarterly over a four year term and automatically if Mr. Marques’ employment is terminated by the Company without cause.  Upon termination of Mr. Marques’ employment by other than for Cause (as defined in the agreement), subject to his execution of a customary general release of claims in favor of us and our affiliates, Mr. Marques will be entitled to receive an amount equal to 12 months of Mr. Marques’ then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date.  Upon qualified termination following a Change in Control, all outstanding, unvested previously granted options will be treated as having accelerated vesting and become fully vested upon triggering event.  If terminated without Cause within eighteen months of a Change in Control event, the cash portion of base salary shall be paid for the equivalent of eighteen months of base salary.

(4)

Mr. Goldberger entered into an employment agreement with us for his service as Chief Executive Officer on October 12, 2018. The agreement provided for a monthly base salary of $30,000 and a signing bonus of $75,000. The agreement provided Mr. Goldberger would receive a performance bonus based upon amounts payable to the person who first succeeds Mr. Goldberger as our chief executive officer, which performance bonus would be equal 50% of the initial annual base salary and 50% of the initial target bonus payable to such successor. Effective February 1, 2019, Mr. Pettigrew succeeded Mr. Goldberger as Chief Executive Officer, and Mr. Goldberger received the performance bonus, paid half in cash and half in shares of common stock. Upon execution of the employment agreement, Mr. Goldberger received a 10-year non-qualified option to purchase up to 500,000 shares of our common stock at a per share exercise price of $1.57. Of the option shares, 100,000 vested immediately, and the remaining 400,000 vest at the rate of 25,000 shares per completed quarter. The options will immediately vest and be exercisable in full upon a change in control within the meaning of the Company’s 2015 Stock Option Plan, as amended. As Executive Chairman, Mr. Goldberger received an annual salary of $120,000 and was eligible for an annual performance bonus of up to 50% of his annual salary in accordance with our policy and procedure for granting of a specified executive bonus based on achievement of goals. Effective September 30, 2019, Mr. Goldberger resigned as Executive Chairman, but remains a director.  Upon Mr. Goldberger’s resignation, the Board awarded Mr. Goldberger’s performance bonus in the amount of $45,000 paid in cash.

(5)	Each of our named executive officers currently (except Mr. Goldberger) received an over-achievement performance bonus for 2019, which was equal to 50% of their awarded performance bonus.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2019.

2019 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options	Options	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Karen Fisher	435,000(1)	—	0.38	11/02/2020
Karen Fisher	—	500,000(2)	1.57	01/26/2029
Daniel S. Goldberger	200,000(3)	300,000(3)	1.57	10/11/2028
Manuel A. Marques	50,000(4)	—	0.46	07/27/2022
Manuel A. Marques	131,510(5)	118,490(5)	0.50	10/10/2022
Manual A. Marques	—	300,000(6)	1.57	01/26/2029
Donald B. Pettigrew	250,000(7)	750,000(7)	1.23	09/03/2023
Donald B. Pettigrew	—	1,000,000(8)	1.70	05/31/2029

__________

(1)

Incentive stock options granted under the 2015 Stock Option Plan that are fully vested and subject to early termination as provided in the option agreement, immediately prior to a change of control of the Company.

(2)	Incentive stock options granted under the 2015 Stock Option Plan that vest 20% annually on anniversary date commencing January 29, 2019.

(3)

Non-qualified stock options granted under the 2015 Stock Option Plan, of which 100,000 vested on October 12, 2018, and the remaining 400,000 will vest at the rate of 25,000 shares per completed quarter commencing with the three month period beginning on the first day of the month following October 12, 2018.  These options will immediately vest and be exercisable in full upon a Change in Control within the meaning of the Company’s 2015 Stock Option Plan.

(4)	Incentive stock options granted under the 2015 Stock Option Plan that vested on July 27, 2019.

(5)	Incentive stock options granted under the 2015 Stock Option Plan that vest 15,625 shares quarterly, commencing October 11, 2017.

(6)	Incentive stock options granted under the 2015 Stock Option Plan that vest 25% annually on anniversary date commencing January 29, 2019.

(7)	Non-qualified stock options granted under the 2015 Stock Option Plan of which 25% vest after one year and 12.5% will vest every six months thereafter until fully vested.

(8)

Incentive stock options granted under the 2015 Stock Option Plan that vest 33% at the nineteen month, thirty one month and forty third month anniversary dates commencing June 3, 2019 and are based upon achievement of specific performance objectives.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has been responsible for the oversight of the integrity of the Company’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, the organization and performance of our internal audit function and the qualifications, independence and performance of our independent registered public accounting firm.

Management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

Review and Discussions with Management

The Audit Committee reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with McGrail Merkel Quinn & Associates, P.C the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee also received written disclosures and the letter from McGrail Merkel Quinn & Associates, P.C required by applicable requirements of the Public Company Accounting Oversight Board regarding McGrail Merkel Quinn & Associates, P.C communications with the Audit Committee concerning independence and has discussed with McGrail Merkel Quinn & Associates, P.C their independence from the Company. The Audit Committee also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with McGrail Merkel Quinn & Associates, P.C.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Audit Committee

David W. Anderson, Chair

Robert T. Allen

R. John Fletcher

Kathy S. Frommer

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers or their associates have any substantial interest direct or indirect, by security holdings or otherwise, in the matters proposed to be approved by the shareholders as described in this Proxy Statement.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC reports of initial ownership of our common stock and subsequent changes in that ownership and furnish to us copies of all forms they file pursuant to Section 16(a). Based solely on a review of Forms 3, 4, and 5 furnished to us or filed with the SEC in fiscal year 2019, we believe all Section 16(a) filing requirements were timely made in the fiscal year ended December 31, 2019, except the following filings were late:  Karen Fisher and Manuel A Marques, each one Form 4 each reflecting one transaction.

OTHER MATTERS BEFORE THE ANNUAL MEETING

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Shareholders can access this proxy statement and our 2019 Annual Report on Form 10-K via the Internet at http://www.cstproxy.com/KORUMEDICAL/2020 and then following the instructions outlined on the secure website. For future annual meetings of shareholders, shareholders can consent to accessing their proxy materials, including the Notice, the proxy statement and the annual report, electronically in lieu of receiving them by mail. To receive materials electronically, you will need access to a computer and an e-mail account. You will have the opportunity to revoke your request for electronic delivery at any time without charge.

If you are a registered shareholder and you have not already done so, you can choose this electronic delivery option by following the instructions provided when voting via the Internet or mobile device and provided on the proxy card. Your choice will remain in effect unless you revoke it by contacting our transfer agent, Continental Stock Transfer & Trust Company at 1 State Street 30th Floor, New York, NY 10004, phone (212) 509-4000. You may update your electronic address by contacting Continental Stock Transfer.

If you hold your shares through a bank, brokerage firm or other nominee and you have not already done so, you can choose this electronic delivery option by contacting your nominee or by following the instructions provided when voting via the Internet or mobile device. Your choice will remain in effect unless you revoke it by contacting your nominee. You may update your electronic address by contacting your nominee.

2021 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposals intended to be presented at our 2021 Annual Meeting of shareholders and considered for inclusion in our proxy materials must be received by November 14, 2020 and must comply with the procedures of Rule 14a-8 under the Exchange Act. Shareholder proposals failing to comply with the procedures of Rule 14a-8 under the Exchange Act will be excluded. If the date of our 2021 Annual Meeting is more than 30 days from the anniversary of the date of the 2020 Annual Meeting, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Our Bylaws establish an advance notice procedure with regard to shareholder proposals that a shareholder wishes to present at an annual meeting of shareholders. To be properly brought before the 2021 Annual Meeting, a notice of the matter the shareholder wishes to present at the meeting must be delivered to the Chairman of the Board at the Company’s principal offices in Chester, NY (see below) not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual Meeting.  As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Bylaws (and not pursuant to Rule 14a-8) must be received no later than January 23, 2021 and no earlier than December 24, 2020.  However, if the 2021 Annual Meeting is more than 30 days before or after the first anniversary of the date of this year’s Annual Meeting, such notice must be received no later than the close of business on the 10th day following the date public disclosure of the meeting date was made.  All shareholder proposals must comply with the requirements of the Bylaws. The chairman of the Annual Meeting may refuse to acknowledge or introduce any such matter at the Annual Meeting if notice of the matter is not received within the applicable deadlines or does not comply with the Bylaws.  If a shareholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is presented at the Annual Meeting.

Shareholder proposals should be sent to us at Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY 10918, Attention: Corporate Secretary.

SOLICITATION OF PROXIES

We pay the cost of this proxy solicitation. Pursuant to SEC rules, we are making this proxy statement and our Annual Report on Form 10-K available to our shareholders electronically via the Internet. In addition to soliciting proxies by Internet, mobile device and mail, we expect that a number of our employees will solicit shareholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.

ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and schedules thereto, but excluding exhibits.  Requests for copies of such report should be directed to Repro Med Systems, Inc., 24 Carpenter Road, Chester, New York 10918, Attention: Corporate Secretary, or by calling 845-469-2042. The Annual Report on Form 10-K accompanies this Proxy Statement, but does not constitute a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ R. John Fletcher
R. John Fletcher, Chairman
March 6, 2020

YOUR VOTE IS IMPORTANT. PLEASE VOTE

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REPRO MED SYSTEMS, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 21, 2020.

INTERNET www.cstproxy.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

♦ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ♦

PROXY	Please mark your votes like this	X

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS
INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3, AND IN THE PROXIES’ DISCRETION ON
ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

1. Election of Directors	FOR all	WITHHOLD AUTHORITY	2.	Approval, on an advisory basis, of	FOR	AGAINST	ABSTAIN
(1) R. John Fletcher	Nominees	to vote (except as marked to		the compensation of the Company’s
(2) Daniel S. Goldberger	listed to the	the contrary for all nominees		executive officers.
(3) David W. Anderson	left	listed to the left)
(4) Joseph M. Manko, Jr.			3.	Ratification of the appointment of	FOR	AGAINST	ABSTAIN
(5) Robert T. Allen				independent registered public
(6) James M. Beck				accountants for the 2020 fiscal year.
(7) Kathy S. Frommer

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2020.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held April 22, 2020

The proxy statement and our 2019 Annual Report on Form 10-K
are available at http://www.cstproxy.com/korumedical/2020

Under California Law, if you decide to vote on the internet for this meeting, you will be deemed present in person or by proxy at the meeting, be deemed to have voted at the meeting, and to have consented to vote your shares in accordance with California Corporations Code Sections 20, 21, 600 and 601.

You may revoke your vote and vote again by logging on as provided in the notice originally sent to you by mail.

♦ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ♦

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REPRO MED SYSTEMS, INC.

The undersigned appoints R. John Fletcher and Karen Fisher, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Repro Med Systems, Inc. held of record by the undersigned at the close of business on March 3, 2020 at the Annual Meeting of Shareholders of Repro Med Systems, Inc. to be held on April 22, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)